UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 10, 2015

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 8, 2015, the audit committee of the board of directors of RMG Networks Holding Corporation (the “Company”) approved the replacement of the Company’s independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), and engaged Whitley Penn LLP (“Whitley Penn”) as the Company’s new independent registered public accounting firm, effective immediately. The dismissal of Baker Tilly and appointment of Whitley Penn was a result of a competitive bidding process involving several accounting firms.

The audit reports of Baker Tilly on the consolidated financial statements of the Company as of December 31, 2014 and 2013 and for the year ended December 31, 2014; for the period from April 20, 2013 through December 31, 2013 and the period from February 1, 2013 through April 19, 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2014; for the period from April 20, 2013 through December 31, 2013 and the period from February 1, 2013 through April 19, 2013 and the subsequent interim period through July 8, 2015, the date of Baker Tilly’s dismissal, there were no: (i) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its report or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company has provided Baker Tilly with a copy of this Form 8-K and requested that Baker Tilly furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Baker Tilly agrees with the above statements. A copy of Baker Tilly’s letter, dated July 10, 2015, is attached as Exhibit 16.1 to this Form 8-K.

During the year ended December 31, 2014; for the period from April 20, 2013 through December 31, 2013 and the period from February 1, 2013 through April 19, 2013, and through July 8, 2015, the date of Whitley Penn’s engagement, the Company did not consult with Whitley Penn regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
16.1	Letter from Baker Tilly addressed to the Securities and Exchange Commission, dated July 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 10, 2015

RMG NETWORKS HOLDING CORPORATION

By:  /s/ David Mace Roberts

Name: David Mace Roberts

Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Baker Tilly addressed to the Securities and Exchange Commission, dated July 10, 2015.